Commitments and Contingencies	6 Months Ended
Jun. 30, 2015
Commitments and Contingencies [Abstract]
Commitments and Contingencies
14. Commitments and Contingencies:
14.1 Legal proceedings:
Various claims, suits, and complaints, including those involving government regulations and product liability, arise in the ordinary course of the offshore drilling business.
As part of the Company's normal course of operations, the Company's customer may disagree on amounts due to the Company under the provision of the contracts which are normally settled through negotiations with the customer. Disputed amounts are normally reflected in revenues at such time as the Company reaches agreement with the customer on the amounts due.
During March 2015, one of Ocean Rig's drillships was redelivered approximately 6 months ahead of the contractual redelivery date of August 2015. The Company is presently in discussions with its customer and intends to legally defend its rights if an amicable solution fails.
The Company is not a party to any material litigation where claims or counterclaims have been filed against the Company other than routine legal proceedings incidental to its business.
14.2 Purchase Obligations:
The following table sets forth the Company's contractual purchase obligations as of June 30, 2015, and giving effect to the agreement dated April 27, 2015 (Note 5).
	2016	2017	2018	2019	Total
Drillships building contracts	$413,000	157,200	464,000	495,800	$1,530,000
Total obligations	$413,000	157,200	464,000	495,800	$1,530,000